1 Exhibit 99.1 PRESS RELEASE V2X Delivers Solid Second Quarter Results and Increases Full-Year Adjusted EPS1 Guidance Second Quarter and Recent Highlights • Revenue of $1.08 billion and net income of $22.4 million • Adjusted net income1 of $42.3 million, up 61% y/y • Adjusted EBITDA1 of $82.4 million, with a margin of 7.6% • Diluted EPS of $0.70; Adjusted diluted EPS1 of $1.33, up 59% y/y • Improved net debt by $200 million y/y • Established $100 million share repurchase authorization • Awarded $4.3 billion T-6 aircraft program RESTON, Va., August 4, 2025 — V2X, Inc. (NYSE:VVX) announced second quarter 2025 financial results. “Our second quarter results reflect V2X’s ability to execute in all market environments and further demonstrate the resiliency of our business,” said Jeremy C. Wensinger, President and Chief Executive Officer. “We believe the overall trends in our market remain positive and that V2X is well positioned to leverage our mission expertise and full lifecycle capabilities to deliver next generation data-enabled solutions that enhance readiness and customer outcomes.” Mr. Wensinger continued, “We are bringing innovation and new approaches to rapidly deploy solutions for improved readiness, which was exemplified by the recent $4.3 billion T-6 program award. The T-6 aircraft is widely used in a multi-service aviation training program that is critical to ensure new pilot readiness. This award is an example of the strategy we are executing and it’s an honor to have been selected to help ensure that pilots in the U.S. Air Force, Navy, and Army will be trained and ready for their next mission. V2X will use commercial-based approaches to provide full spectrum supply chain management solutions to enable this essential training-mission for over 700 aircraft.” “I’d like to thank all our employees for their contributions during the quarter and specifically recognize the recent success achieving full operational capability on the Army’s largest training program. This is a remarkable accomplishment, which will ensure the delivery of critical training related services to Army warfighters worldwide by infusing cutting-edge innovations to meet ever-evolving needs.” 1 See "Key Performance Indicators and Non-GAAP Financial Measures" for descriptions and reconciliations.

2 Mr. Wensinger concluded, “We are transforming V2X to be a leader in data-enabled mission solutions across all domains. The growth initiatives fueling this advancement include optimizing our core for on contract growth, leveraging capabilities into adjacent markets, extending new offerings, and strategically investing both internally and externally. We are executing on these initiatives today and believe they will accelerate growth, create differentiation, and yield value in the years to come.” Second Quarter 2025 Results “V2X reported revenue of $1.08 billion in the quarter,” said Shawn Mural, Senior Vice President and Chief Financial Officer. “The performance in the second quarter was strong and provides additional confidence to deliver on our full year commitments. The second quarter results reflect the great job our team has done in optimizing and refining our processes and procedures. I’m very proud of what we have been able to achieve over the past year.” “For the quarter, the Company reported operating income of $52.9 million and adjusted operating income1 of $77.3 million, increasing $11.5 million dollars or 18% from the prior year. V2X delivered adjusted EBITDA1 of $82.4 million, with a margin of 7.6%. Net income for the quarter was $22.4 million dollars. Adjusted net income1 was $42.3 million dollars, increasing $16.1 million dollars or 61% year-over-year. Second quarter GAAP diluted EPS was $0.70. Adjusted diluted EPS1 for the quarter was $1.33, increasing 59% year-over-year.” “Second quarter net cash provided by operating activities was $28.5 million. Adjusted net cash provided by operating activities1 increased $112.1 million year-over-year to $58.3 million.” Mr. Mural continued, “During the quarter we further progressed our capital allocation strategy by establishing a $100 million share repurchase authorization. We believe the strong cash flow characteristics of our business support V2X’s ability to create additional long-term value through the efficient deployment of capital. The core tenets of our deployment strategy include opportunistically repurchasing shares, strategic acquisitions, internal investments for growth, and reducing leverage via debt reduction.” Increasing 2025 Adjusted EPS1 Guidance Mr. Mural concluded, “Given the year-to-date performance and trends in our business, the Company is increasing its adjusted EPS guidance for 2025 and reaffirming its revenue, adjusted EBITDA, and adjusted net cash1 ranges.” Guidance is as follows:

$ millions, except for per share amounts	Prior 2025 Guidance		Updated 2025 Guidance	
Revenue	$4,375	$4,500	$4,375	$4,500
Adjusted EBITDA[1]	$305	$320	$305	$320
Adjusted Diluted Earnings Per Share[1]	$4.45	$4.85	$4.65	$4.95
Adjusted Net Cash Provided by Operating Activities[1]	$150	$170	$150	$170

The Company is not providing a quantitative reconciliation with respect to the foregoing forward-looking non-GAAP measures in reliance on the "unreasonable efforts" exception set forth in the SEC rules because certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated. For example, unusual, one-time, non-ordinary, or non-recurring costs, which relate to mergers and acquisitions ("M&A"), integration and related activities cannot be reasonably estimated. Forward-looking statements are based upon current expectations and are subject to factors that could cause actual results to differ materially from those suggested here, including those factors set forth in the Safe Harbor Statement below.

Second Quarter Conference Call

Management will conduct a conference call with analysts and investors at 4:30 p.m. ET on Monday, August 4, 2025. U.S.-based participants may dial in to the conference call at 877-300-8521, while international participants may dial 412-317-6026. A live webcast of the conference call as well as an accompanying slide presentation will be available here: https://app.webinar.net/MPvl2xBdpg3

A replay of the conference call will be posted on the V2X website shortly after completion of the call and will be available for one year. A telephonic replay will also be available through August 18, 2025, at 844-512-2921 (domestic) or 412-317-6671 (international) with passcode 10200918.

Presentation slides that will be used in conjunction with the conference call will also be made available online in advance on the "investors" section of the Company's website at https://gov2x.com. V2X recognizes its website as a key channel of distribution to reach public investors and as a means of disclosing material non-public information to comply with its obligations under the U.S. Securities and Exchange Commission ("SEC") Regulation FD.

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4 About V2X V2X builds innovative solutions that integrate physical and digital environments by aligning people, actions, and technology. V2X is embedded in all elements of a critical mission's lifecycle to enhance readiness, optimize resource management, and boost security. The company provides innovation spanning national security, defense, civilian, and international markets. With a global team of approximately 16,000 professionals, V2X enables mission success by injecting AI and machine learning capabilities to meet today's toughest challenges across all operational domains. Investor Contact Media Contact Mike Smith, CFA Angelica Spanos Deoudes IR@goV2X.com Communications@goV2X.com 719-637-5773 571-338-5195 Safe Harbor Statement Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the "Act"): Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “could,” “potential,” “continue” or similar terminology. These statements are based on the beliefs and assumptions of the management of the Company based on information currently available to management. Forward-looking statements in this press release, include, but are not limited to our future performance and capabilities; all of the statements and items listed under "Increasing 2025 Adjusted EPS Guidance" above and other assumptions contained therein for purposes of such guidance; our belief that prior performance provides substantial visibility for future performance; market trends; our expectations that the foreign military sales and international markets represent a large and growing addressable opportunity; and our belief that our strategy, visibility, and targeted growth opportunities provide substantial opportunities for value creation. These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside our management’s control, which could cause actual results to differ materially from the results discussed in the forward-looking statements. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. For a discussion of some of the risks and uncertainties that could cause actual results to differ from such forward-looking statements, see the risks and other factors detailed from time to time in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the SEC. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

5 V2X, INC. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) (UNAUDITED) Three Months Ended Six Months Ended June 27, June 28, June 27, June 28, (In thousands, except per share data) 2025 2024 2025 2024 Revenue $ 1,078,330 $ 1,072,183 $ 2,094,253 $ 2,082,747 Cost of revenue 982,597 998,348 1,920,417 1,938,638 Selling, general, and administrative expenses 42,793 46,409 86,598 86,352 Operating income 52,940 27,426 87,238 57,757 Loss on extinguishment of debt (313) (1,998) (2,527) (1,998) Interest expense, net (20,598) (28,807) (40,317) (56,381) Other expense, net (2,579) (4,735) (4,874) (6,368) Income (loss) from operations before income taxes 29,450 (8,114) 39,520 (6,990) Income tax expense (benefit) 7,059 (1,570) 9,022 (1,590) Net income (loss) $ 22,391 $ (6,544) $ 30,498 $ (5,400) Earnings (loss) per share Basic $ 0.71 $ (0.21) $ 0.96 $ (0.17) Diluted $ 0.70 $ (0.21) $ 0.96 $ (0.17) Weighted average common shares outstanding - basic 31,693 31,470 31,643 31,411 Weighted average common shares outstanding - diluted 31,883 31,470 31,886 31,411

6 V2X, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) June 27, December 31, (In thousands, except per share data) 2025 2024 Assets Current assets Cash, cash equivalents and restricted cash $ 190,457 $ 268,321 Receivables 738,899 710,068 Prepaid expenses and other current assets 137,748 121,831 Total current assets 1,067,104 1,100,220 Property, plant, and equipment, net 61,455 62,001 Goodwill 1,656,926 1,656,926 Intangible assets, net 277,945 323,068 Right-of-use assets 33,791 37,774 Other non-current assets 48,351 48,854 Total non-current assets 2,078,468 2,128,623 Total Assets $ 3,145,572 $ 3,228,843 Liabilities and Shareholders' Equity Current liabilities Accounts payable $ 434,716 $ 547,568 Compensation and other employee benefits 150,072 166,918 Short-term debt 14,935 20,003 Other accrued liabilities 286,820 261,735 Total current liabilities 886,543 996,224 Long-term debt, net 1,091,721 1,087,484 Deferred tax liabilities 17,999 20,983 Operating lease liabilities 29,951 33,811 Other non-current liabilities 53,615 64,189 Total non-current liabilities 1,193,286 1,206,467 Total liabilities 2,079,829 2,202,691 Commitments and contingencies (Note 7) Shareholders' Equity Preferred stock; $0.01 par value; 10,000,000 shares authorized; No shares issued and outstanding — — Common stock; $0.01 par value; 100,000,000 shares authorized; 31,709,357 and 31,560,490 shares issued and outstanding as of June 27, 2025 and December 31, 2024, respectively 317 316 Additional paid in capital 773,002 769,719 Retained earnings 296,033 265,535 Accumulated other comprehensive loss (3,609) (9,418) Total shareholders' equity 1,065,743 1,026,152 Total Liabilities and Shareholders' Equity $ 3,145,572 $ 3,228,843

7 V2X, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) Six Months Ended June 27, June 28, (In thousands) 2025 2024 Operating activities Net income (loss) $ 30,498 $ (5,400) Adjustments to reconcile net income (loss) to net cash used in operating activities: Depreciation expense 8,175 11,870 Amortization of intangible assets 45,125 45,525 Amortization of cloud computing arrangements 2,453 886 Impairment of non-operating long-lived asset — 2,192 Loss on disposal of property, plant, and equipment 325 269 Stock-based compensation 6,181 11,794 Deferred taxes (4,807) (1,207) Amortization of debt issuance costs 3,032 4,163 Loss on extinguishment of debt 2,527 1,998 Changes in assets and liabilities: Receivables (24,216) (51,693) Other assets (13,894) (56,734) Accounts payable (116,931) (9,505) Compensation and other employee benefits (17,322) 8,480 Other liabilities 11,923 5,811 Net cash used in operating activities (66,931) (31,551) Investing activities Purchases of capital assets (5,180) (8,511) Proceeds from the disposition of assets 90 11 Acquisitions of businesses — (16,939) Net cash used in investing activities (5,090) (25,439) Financing activities Repayments of long-term debt (3,812) (7,669) Proceeds from revolver 319,000 648,750 Repayments of revolver (319,000) (602,750) Proceeds from stock awards and stock options 77 149 Payment of debt issuance costs (3,909) (1,188) Payments of employee withholding taxes on stock-based compensation (2,974) (5,767) Net cash (used in) provided by financing activities (10,618) 31,525 Exchange rate effect on cash 4,775 (2,416) Net change in cash, cash equivalents and restricted cash (77,864) (27,881) Cash, cash equivalents and restricted cash - beginning of period 268,321 72,651 Cash, cash equivalents and restricted cash - end of period $ 190,457 $ 44,770 Supplemental disclosure of cash flow information: Interest paid $ 32,956 $ 55,374 Income taxes paid $ 5,164 $ 7,946 Purchase of capital assets on account $ 2,125 $ 520

8 Key Performance Indicators and Non-GAAP Measures The primary financial performance measures we use to manage our business and monitor results of operations are revenue trends and operating income trends. Management believes that these financial performance measures are the primary drivers for our earnings and net cash from operating activities. Management evaluates its contracts and business performance by focusing on revenue, and operating income. Operating income represents revenue less both cost of revenue and selling, general and administrative (SG&A) expenses. Cost of revenue consists of labor, subcontracting costs, materials, and an allocation of indirect costs. SG&A expenses consist of indirect labor costs (including wages and salaries for executives and administrative personnel), bid and proposal expenses and other general and administrative expenses not allocated to cost of revenue. Backlog is the estimated amount of future revenues to be recognized under negotiated contracts. We manage the nature and amount of costs at the program level, which forms the basis for estimating our total costs and profitability. This is consistent with our approach for managing our business, which begins with management's assessing the bidding opportunity for each contract and then managing contract profitability throughout the performance period. In addition to the key performance measures discussed above, we consider adjusted net income, adjusted diluted earnings per share, adjusted operating income, adjusted EBITDA, adjusted EBITDA margin, net leverage ratio and adjusted operating cash flow to be useful to management and investors in evaluating our operating performance, and to provide a tool for evaluating our ongoing operations. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. We provide this information to our investors in our earnings releases, presentations, and other disclosures. Adjusted net income, adjusted diluted earnings per share, adjusted operating income, adjusted EBITDA, adjusted EBITDA margin, net leverage ratio, and adjusted net cash provided by (used in) operating activities, however, are not measures of financial performance under GAAP and should not be considered a substitute for financial measures determined in accordance with GAAP. Definitions and reconciliations of these items are provided below. • Adjusted operating income is defined as operating income, adjusted to exclude items that may include, but are not limited to, significant charges or credits, and unusual and infrequent non-operating items that impact current results but are not related to our ongoing operations, such as M&A, integration, and related costs. • Adjusted EBITDA is defined as operating income, adjusted to exclude depreciation and amortization of intangible assets, and items that may include, but are not limited to, significant charges or credits, and unusual and infrequent non-operating items that impact current results but are not related to our ongoing operations, such as M&A, integration, and related costs. • Adjusted EBITDA margin is defined as adjusted EBITDA divided by revenue.

9 • Adjusted net income is defined as net income, adjusted to exclude items that may include, but are not limited to, significant charges or credits, and unusual and infrequent non-operating items that impact current results but are not related to our ongoing operations, such as M&A, integration and related costs, amortization of acquired intangible assets, amortization of debt issuance costs, and loss on extinguishment of debt. • Adjusted diluted earnings per share is defined as adjusted net income divided by the weighted average diluted common shares outstanding. • Cash interest expense, net is defined as interest expense, net adjusted to exclude amortization of debt issuance costs. • Adjusted net cash provided by (used in) operating activities or adjusted operating cash flow is defined as net cash provided by (or used in) operating activities adjusted to exclude infrequent non-operating items, such as M&A payments and related costs.

Non-GAAP Tables

($K, except per share data)	Three Months Ended		Six Months Ended	
	June 27, 2025	June 28, 2024	June 27, 2025	June 28, 2024
Revenue	$ 1,078,330	$ 1,072,183	$ 2,094,253	$ 2,082,747
Net income (loss)	$ 22,391	$ (6,544)	$ 30,498	$ (5,400)
Plus:				
Income tax expense (benefit)	7,059	(1,570)	9,022	(1,590)
Other expense, net	2,579	4,735	4,874	6,368
Interest expense, net	20,598	28,807	40,317	56,381
Loss on extinguishment of debt	313	1,998	2,527	1,998
Operating income	$ 52,940	$ 27,426	$ 87,238	$ 57,757
Plus:				
Amortization of intangible assets	22,562	22,986	45,125	45,525
M&A, integration and related costs	1,780	15,344	6,405	25,325
Adjusted operating income	$ 77,283	$ 65,756	$ 138,768	$ 128,607
Plus:				
Depreciation and CCA amortization	5,152	6,513	10,628	12,756
Adjusted EBITDA	$ 82,435	$ 72,269	$ 149,396	$ 141,363
Adjusted EBITDA margin	7.6 %	6.7 %	7.1 %	6.8 %
Minus:				
Cash interest expense, net	19,055	26,804	37,285	52,218
Income tax expense, as adjusted	13,315	10,145	22,549	17,300
Depreciation and CCA amortization	5,152	6,513	10,628	12,756
Other expense, net, as adjusted	2,579	2,543	5,124	4,176
Adjusted net income	$ 42,334	$ 26,264	$ 73,810	$ 54,913

($K, except per share data)	Three Months Ended		Six Months Ended	
	June 27, 2025	June 28, 2024	June 27, 2025	June 28, 2024
Diluted earnings (loss) per share	$ 0.70	$ (0.21)	$ 0.96	$ (0.17)
Plus:				
M&A, integration and related costs	0.04	0.36	0.15	0.60
Amortization of intangible assets	0.54	0.53	1.08	1.09
Amortization of debt issuance costs and Loss on extinguishment of debt	0.04	0.10	0.13	0.15
FMV land impairment	$ —	0.05	$ —	0.05
Gain on acquisition, net	0.00	$ —	$ (0.01)	$ —
Adjusted diluted earnings per share	$ 1.33	$ 0.83	$ 2.31	$ 1.72
Average shares outstanding:				
Basic, as reported	31,693	31,470	31,643	31,411
Diluted, as reported	31,883	31,470	31,886	31,411
Adjusted diluted	31,883	31,540	31,886	31,894

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11 Non-GAAP Tables ($K) Three Months Ended Six Months Ended June 27, 2025 June 28, 2024 June 27, 2025 June 28, 2024 Net cash provided (used) by operating activities 28,532 25,675 (66,931) (31,551) Plus: M&A, integration, and related payments 7,754 6,197 10,762 12,035 MARPA facility activity 21,968 (85,711) (3,649) (117,819) Adjusted operating cash flow 58,254 (53,839) (59,819) (137,335)

SUPPLEMENTAL INFORMATION

Revenue by customer, contract type, contract relationship, and geographic region for the periods presented below was as follows:

Revenue by Customer

	Three Months Ended			Six Months Ended		
(In thousands)	June 27, 2025	June 28, 2024	% Change	June 27, 2025	June 28, 2024	% Change
Army	$ 457,443	$ 456,690	0.2 %	$ 899,579	$ 890,120	1.1 %
Navy	354,282	349,824	1.3 %	700,394	671,208	4.3 %
Air Force	107,822	127,467	(15.4)%	206,948	246,036	(15.9)%
Other	158,783	138,202	14.9 %	287,332	275,383	4.3 %
Total revenue	$ 1,078,330	$ 1,072,183		$ 2,094,253	$ 2,082,747	

Revenue by Contract Type

	Three Months Ended			Six Months Ended		
(In thousands)	June 27, 2025	June 28, 2024	% Change	June 27, 2025	June 28, 2024	% Change
Cost-plus and cost-reimbursable	$ 647,582	$ 615,837	5.2 %	$ 1,270,653	$ 1,200,659	5.8 %
Firm-fixed-price	405,091	429,182	(5.6)%	769,177	826,433	(6.9)%
Time-and-materials	25,657	27,164	(5.5)%	54,423	55,655	(2.2)%
Total revenue	$ 1,078,330	$ 1,072,183		$ 2,094,253	$ 2,082,747	

Revenue by Contract Relationship

	Three Months Ended			Six Months Ended		
(In thousands)	June 27, 2025	June 28, 2024	% Change	June 27, 2025	June 28, 2024	% Change
Prime contractor	$ 1,008,340	$ 1,006,121	0.2 %	$ 1,972,086	$ 1,951,276	1.1 %
Subcontractor	69,990	66,062	5.9 %	122,167	131,471	(7.1)%
Total revenue	$ 1,078,330	$ 1,072,183		$ 2,094,253	$ 2,082,747	

Revenue by Geographic Region

	Three Months Ended			Six Months Ended		
(In thousands)	June 27, 2025	June 28, 2024	% Change	June 27, 2025	June 28, 2024	% Change
United States	$ 632,357	$ 578,881	9.2 %	$ 1,209,815	$ 1,123,608	7.7 %
Middle East	320,317	361,064	(11.3)%	638,662	704,361	(9.3)%
Asia	76,793	84,663	(9.3)%	152,771	153,464	(0.5)%
Europe	48,863	47,575	2.7 %	93,005	101,314	(8.2)%
Total revenue	$ 1,078,330	$ 1,072,183		$ 2,094,253	$ 2,082,747	

Source: V2X, Inc.

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